UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

CRANE HARBOR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42617	98-1830736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, Suite 1111 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 470-1493

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one share right	CHACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHAC	The Nasdaq Stock Market LLC
Share Rights, each right entitling the holder to receive one tenth (1/10) of a Class A ordinary share	CHACR	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on November 3, 2025, Crane Harbor Acquisition Corp. (“Crane Harbor”), Xanadu Quantum Technologies Inc. (“Xanadu”) and Xanadu Quantum Technologies Limited (“NewCo”) entered into a business combination agreement (the “Business Combination Agreement”).

On November 24, 2025, Crane Harbor and Xanadu issued a joint press release announcing the confidential submission by Crane Harbor and NewCo of a draft registration statement on Form F-4 (the “Registration Statement”) to the Securities and Exchange Commission (the “SEC”) on November 21, 2025, in connection with the Business Combination Agreement and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Crane Harbor and Xanadu for their consideration. NewCo, a newly-formed entity that will acquire Crane Harbor and Xanadu as part of the business combination, has confidentially submitted the Registration Statement with the SEC. The Registration Statement, includes a proxy statement/prospectus to be distributed to Crane Harbor’s shareholders in connection with Crane Harbor’s solicitation of proxies for the vote by Crane Harbor’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Xanadu’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been publicly filed and declared effective by the SEC, a definitive proxy statement/prospectus and other relevant documents will be mailed to Crane Harbor’ shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Crane Harbor’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC by NewCo and/or Crane Harbor in connection with the proposed transaction, as these documents will contain important information about NewCo, Crane Harbor, Xanadu and the proposed transaction. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by NewCo and/or Crane Harbor with the SEC, without charge, at the SEC’s website located at www.sec.gov, Crane Harbor’s website at www.craneharboracquisition.com or by emailing investors@xanadu.ai.

Forward-Looking Statements

This current report on Form 8-K and the press release incorporated by reference includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “expect,” “believe,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: the stock exchanges on which the shares of NewCo are expected to trade; pro forma enterprise value of NewCo; market capitalization of NewCo; proceeds from the business combination and related PIPE; funds received by NewCo from Crane Harbor’s trust account and redemptions by Crane Harbor’s public shareholders; NewCo becoming the first and only publicly traded pure-play photonic quantum computing company; the expected timing of closing of the business combination; projections of market opportunity and market share; estimates of customer penetration rates and usage patterns; projections regarding NewCo’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding NewCo’s ability to execute its business model and the expected financial benefits of such model; expectations regarding NewCo’s ability to attract, retain, and expand its customer base; NewCo’s deployment of proceeds from capital raising transactions; NewCo’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; NewCo’s ability to maintain, protect, and enhance its intellectual property; future partnerships, ventures or investments in companies, products, services, or technologies; development of favorable regulations affecting NewCo’s markets; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for NewCo to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Xanadu and Crane Harbor.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the proposed transaction, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Xanadu is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Xanadu’s historical net losses and limited operating history; that there is substantial doubt about Xanadu’s ability to continue as a going concern; Xanadu’s expectations regarding future financial performance, capital requirements and unit economics; Xanadu’s use and reporting of business and operational metrics; Xanadu’s competitive landscape; Xanadu’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Xanadu’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Xanadu’s reliance on strategic partners and other third parties; Xanadu’s concentration of revenue in contracts with government or state-funded entities; Xanadu’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption, and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; material weaknesses in Xanadu’s internal control over financial reporting and the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required shareholder and regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Crane Harbor could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Xanadu or Crane Harbor; failure to realize the anticipated benefits of the proposed transaction; and other factors described in Crane Harbor’s filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Xanadu, Crane Harbor or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Xanadu’s and Crane Harbor’s management as of the date of this current report on Form 8-K; subsequent events and developments may cause their assessments to change. While Xanadu or Crane Harbor may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect the beliefs and opinions of NewCo and Crane Harbor on the relevant subject. These statements are based upon information available as of the date of this current report on Form 8-K, and while they believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and NewCo’s or Crane Harbor’s statements should not be read to indicate that they have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Crane Harbor is not an investment in any of Crane Harbor’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Crane Harbor, which may differ materially from the performance of Crane Harbor’s founders’ or sponsors’ past investments.

Participants in the Solicitation

NewCo, Crane Harbor, Xanadu and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Crane Harbor’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Crane Harbor’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus when it is filed by NewCo with the SEC. You can find more information about Crane Harbor’s directors and executive officers in Crane Harbor’s final prospectus related to its initial public offering filed with the SEC on April 25, 2025 and in the subsequent Quarterly Reports on Form 10-Q filed by Crane Harbor with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This current report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This current report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any province or territory of Canada. In addition, no securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this current report on Form 8-K or the merits of any of the securities described herein and any representation to the contrary is an offense.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2025	CRANE HARBOR ACQUISITION CORP.

	By:	/s/ William Fradin
	Name:	William Fradin
	Title:	Chief Executive Officer

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